UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 13, 2008 (March 7, 2008)

Cardtronics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113470 (Commission File Number)	76-0681190 (IRS Employer Identification No.)

3110 Hayes Road, Suite 300, Houston, Texas (Address of principal executive offices)	77082 (Zip Code)
Registrant’s telephone number, including area code:   (281) 596-9988

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In its registration statement on Form S-4 filed with the Securities and Exchange Commission on February 14, 2008, Cardtronics, Inc. disclosed that the non-equity incentive plan bonuses for its named executive officers for the year ended December 31, 2007 were not calculable as the Company’s audited financial statements for fiscal 2007 had not been completed. On March 7, 2008, the Company’s compensation committee approved the non-equity incentive plan bonuses for the year ended December 31, 2007. Below is a revised Summary Compensation Table of the compensation provided to each of the Company’s named executive officers during 2007:

					Non-Equity
			Stock	Option	Incentive Plan	All Other
Name & Principal Position	Salary	Bonus(1)	Awards(2)	Awards(3)(4)	Compensation	Compensation		Total
Jack Antonini — Chief Executive Officer and President	$364,651	$30,000	$11,025	$—	$176,856	$—		$582,532
J. Chris Brewster — Chief Financial Officer	$275,000	$30,000	—	$132,449	$133,375	$—		$570,824
Michael H. Clinard — Chief Operating Officer	$243,101	$20,000	—	$88,300	$129,694	$10,739	(5)	$491,834
Thomas E. Upton — Chief Administrative Officer	$231,525	—	—	$88,300	$101,060	$—		$420,885
Ronald Delnevo(6) — Managing Director of Bank Machine	$353,714	—	—	$47,250	$138,209	$51,188	(7)	$590,361

(1)	Represents bonus amounts paid to Messrs. Antonini, Brewster, and Clinard for their contributions to the Company’s initial public offering process.

(2)	Amount represents the compensation expense recognized by the Company for the year ended December 31, 2007 related to restricted stock granted to Mr. Antonini in 2003.

(3)	Amounts were calculated utilizing the provisions of SFAS No. 123R. For a description of the assumptions underlying the valuation of these option awards, see Note 3 in the notes to the Company’s consolidated financial statements included in the registration statement on Form S-4 filed with the SEC on February 14, 2008. For purposes of this disclosure, estimates of forfeitures related to service-based vesting conditions have been omitted.

(4)	With the exception of the amount shown for Mr. Delnevo, amounts presented relate to options granted in 2006. During 2007, the compensation committee granted option awards to Mr. Delnevo. For details on this grant, see “Compensation Discussion and Analysis — Compensation Components — Long-term Incentive Program” included in the Company’s registration statement on Form S-4 filed with the SEC on February 14, 2008.

(5)	Amount represents a car allowance provided to Mr. Clinard in accordance with the terms of his employment agreement and matching contributions under the Company’s 401(k) plan.

(6)	Amounts were converted from pounds sterling to U.S. dollars at $2.0074, which represent the exchange rate in effect as of December 31, 2007.

(7)	Amount presented represents a car allowance and monthly contributions made on behalf of Mr. Delnevo to a personal retirement account selected by Mr. Delnevo in accordance with the terms of his employment agreement.
In addition to approving the 2007 non-equity incentive plan bonuses, the Company’s compensation committee also approved the 2008 base salaries for the Company’s named executive officers. The 2008 base salaries for Messrs. Antonini, Brewster, Clinard, Upton, and Delnevo are $397,470; $302,500: $257,687; $240,786; and £186,323 (or $374,018, based on the December 31, 2007 exchange rate); respectively, and were effective as of January 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics Inc. (Registrant)

March 13, 2008	/s/ J. CHRIS BREWSTER

(Date)	J. Chris Brewster
Chief Financial Officer